UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 9, 2008

AMERICAN SKIING COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-13057	04-3373730
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1526 UTE BOULEVARD, SUITE 206, PARK CITY, UTAH 84098
(Address of principal executive offices)
Registrant’s telephone number, including area code: (207) 773-7934
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b).	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
     On May 9, 2008, Stan Hansen, the Senior Vice President of American Skiing Company (the “Company”) and a named executive officer of the Company, resigned from employment with the Company.
     In addition, as previously reported by the Company, on March 1, 2007, the Company sold all of the outstanding capital stock of its subsidiary Steamboat Ski & Resort Corporation. Contemporaneously with this sale, Christopher Diamond, a named executive officer of the Company, was no longer employed by the Company or its subsidiaries. Mr. Diamond remained an employee of Steamboat Ski & Resort Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 2, 2008	American Skiing Company
	By:	/s/ Foster A. Stewart, Jr.
		Name:	Foster A. Stewart, Jr.
		Title:	Senior Vice President and General Counsel

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